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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our reports made a part of Zenith Electronics Corporation's Amendment No. 1 to the Registration Statement on Form S-4, Registration No. 333-61057, filed in November 1998.

/s/ ARTHUR ANDERSEN LLP
Chicago, Illinois
November 19, 1998